Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

IN RE:	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 4/30/07 To 5/31/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from April 30, 2007- May 31, 2007

Opening Cash Balance -4/30/07	$ 11,095

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	9
Total Inflows	9
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	629	629
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent	0	0
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	15	15
T&E Reimbursements
State Tax Payments	69	69
Distribution to Equity	8,558	8,558
Total Outflows	9,271	9,271

Net Cash Flows	(9,262)

Closing Cash Balance	$ 1,833

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from April 30, 2007- May 31, 2007
Amounts in $000's

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 4/30/07 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 5/31/07 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$-	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from April 30, 2007- May 31, 2007
Amounts in $000's

See attached System Generated A/P reports as of 5/31/2007 (Attachments 2A and 2B).

Beginning of Period Balance	$136	(per 4/30/07 G/L)
PLUS: New Indebtedness Incurred	245
LESS: Amounts Paid on A/P& Taxes	(323)

End of Month Balance	$58	(per 5/31/07 G/L)

The New Power Company	Exhibit 2A
Vendor Balance Detail
As of May 31, 2007

	Type	Date	Amount	Balance
Arkadin, Inc.				0.00
	Bill	05/15/2007	20.26	20.26
	Bill Pmt -Check	05/15/2007	-20.26	0.00
Total Arkadin, Inc.			0.00	0.00
AT&T				0.00
	Bill	05/06/2007	258.12	258.12
	Bill Pmt -Check	05/06/2007	-258.12	0.00
Total AT&T			0.00	0.00
Enron Energy Services				0.00
	Bill Pmt -Check	05/07/2007	-1,187,505.00	-1,187,505.00
	Bill	05/08/2007	1,187,505.00	0.00
Total Enron Energy Services			0.00	0.00
Kaster Moving Co. Inc.				0.00
	Bill	05/15/2007	82.50	82.50
	Bill Pmt -Check	05/15/2007	-82.50	0.00
Total Kaster Moving Co. Inc.			0.00	0.00
King and Spalding				0.00
	Bill	05/15/2007	47,966.17	47,966.17
	Bill Pmt -Check	05/15/2007	-47,966.17	0.00
Total King and Spalding			0.00	0.00
Mellon Investors Services, LLC				0.00
	Bill	05/06/2007	45,000.00	45,000.00
	Bill Pmt -Check	05/06/2007	-45,000.00	0.00
	Bill	05/07/2007	3,549,173.62	3,549,173.62
	Bill Pmt -Check	05/07/2007	-3,549,173.62	0.00
	Bill	05/15/2007	1,822.29	1,822.29
	Bill Pmt -Check	05/15/2007	-1,822.29	0.00
Total Mellon Investors Services, LLC			0.00	0.00
Mr. Ari Benacerraf				0.00
	Bill	05/07/2007	7,070.62	7,070.62
	Bill Pmt -Check	05/07/2007	-7,070.62	0.00
Total Mr. Ari Benacerraf			0.00	0.00
Parker, Hudson, Rainer & Dobbs				0.00
	Bill	05/06/2007	14,867.50	14,867.50
	Bill	05/06/2007	22,973.75	37,841.25
	Bill Pmt -Check	05/06/2007	-14,867.50	22,973.75
	Bill Pmt -Check	05/06/2007	-22,973.75	0.00
Total Parker, Hudson, Rainer & Dobbs			0.00	0.00
Sidley Austin Brown & Wood				0.00
	Bill	05/15/2007	105,143.24	105,143.24
	Bill Pmt -Check	05/15/2007	-105,143.24	0.00
Total Sidley Austin Brown & Wood			0.00	0.00
United States Treasury				0.00
	Bill	05/15/2007	6.08	6.08
	Bill Pmt -Check	05/15/2007	-6.08	0.00
Total United States Treasury			0.00	0.00
TOTAL			0.00	0.00

The New Power Company	Exhibit 2B
Unpaid Vendor Detail
As of May 31, 2007

Name	Balance

Franchise Tax Liability	55,465.00
Payroll Tax Liablility	2,281.00
57,746.00

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from April 30, 2007- May 31, 2007
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$15,587

Inventory at Beginning of Period	$-	(per 4/30/07 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$-	(per 5/31/07 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$-
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$-

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case #:	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$1,471,660.61
Total Deposits	$3,832,703.17	Includes transfer from Reserve
Total Payments	$4,608,733.19	Includes payment to Calpers for full distribution
Closing Balance	$695,630.59
Service Charges	$250.24

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$5,892,773.03
Total Deposits	$4,914.15	Interest Income
Total Payments	$4,740,624.38	Final Distribution plus Payroll Taxes
Closing Balance	$1,157,062.80
Service Charges	$-

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Reserve Account
Account Number:
Purpose of Account:	Reserve for Shareholder Distributions

Beginning Balance	$3,828,421
Total Deposits	$-
Total Payments	$(3,828,421)	Transfer to Concentration account for distribution payment
Closing Balance	$-
Service Charges	$-

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

January 2006 Interest	$19,102.57
February 2006 Interest	$17,263.46
March 2006 Interest	$19,122.65
April 2006 Interest	$27,821.49
May 2006 Interest	$29,459.33
June 2006 Interest	$28,533.24
July 2006 Interest	$29,508.59
August 2006 Interest	$29,533.65
September 2006 Interest	$58,068.60
October2006Interest	$60,103.67
November 2006 Interest	$26,916.73
December 2006 Interest	$10,788.28
January 2007 Interest	$7,896.04
February 2007 Interest	$7,144.20
March 2007 Interest	$6,751.40
April 2007 Interest	$6,377.00
Interest Calculations:
		First	2006	Mar-07
	Shares	Distribution	YE Balance	Balance
Lana Pai	1,032,000	608,880.00	776,847	0
Enron Energy Services	8,650,400	5,103,736.00
Cortez Energy Services	5,000,000	2,950,000.00
McGarrett I, LLC	6,766,400	3,653,856.00
McGarrett II, LLC	8,458,200	4,567,428.00
McGarrett III, LLC	2,791,800	1,507,572.00

Surfboards & Co.- warrants	5,404,800	2,918,592.00	3,795,907	3,814,985
EES Warrant Trust - warrants	24,117,800	13,023,612.00
Ari Benacerraf- options	10,000	5,400.00	7,024	7,059

Remaining Reserve Balance	62,231,400	34,339,076.00	4,579,778	3,822,044

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$718,833.00
Total Payments	$718,833.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201056
Last Check issued this Period	201073
Total # of checks issued this Period	18

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:	Controlled Disbursements (Customer Refunds)

Beginning Balance	$0.00
Total Deposits	$386.68
Total Payments	$386.68
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	NA
Last Check issued this Period	NA
Total # of checks issued this Period	NA

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower ACH Account
Account Number:
Purpose of Account:	ACH (T&E)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Herndon, VA ABA # 051400549
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Natural Gas Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Power/ IBM Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$0.00

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:	Payroll

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower Enron Segregated A/C
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	Royal Bank of Canada
Branch:	Ontario Transit # 00192
Account Name:	The New Power Company
Account Number:
Purpose of Account:	CAN$ Operating A/C

Beginning Balance	$0.00	CAN$
Total Deposits
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$-

First Check issued this Period		NA
Last Check issued this Period		NA
Total # of checks issued this Period		0

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Power/AES Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	Royal Bank of Canada
Branch:	Ontario Transit # 00192
Account Name:	The New Power Company
Account Number:
Purpose of Account:	US$ A/C

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	WildCard ATM Settlement

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	NewPower Holdings, Inc.
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	None
Last Check issued this Period	None
Total # of checks issued this Period	None

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	5/01/2007-5/31/2007

Name of Bank:	Credit Suisse Asset Management
Branch:	466 Lexington Ave. NY, NY 10017-3140
Account Name:	NewPower Holdings, Inc.
Account Number:
Purpose of Account:	Short Term Cash Mgmt Portfolio

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

The New Power Company	Exhibit 5
Check Detail
May 2007

Num	Date	Name	Amount

201000	05/07/2007	Mellon Investors Services, LLC	3,549,173.62
201001	05/07/2007	Enron Energy Services	1,187,505.00
201056	05/06/2007	M. Patricia Foster	3,381.82
201057	05/06/2007	AT&T	258.12
201058	05/06/2007	Mellon Investors Services, LLC	45,000.00
201059	05/06/2007	Parker, Hudson, Rainer & Dobbs	14,867.50
201060	05/06/2007	Parker, Hudson, Rainer & Dobbs	22,973.75
201061	05/07/2007	Mr. Ari Benacerraf	7,070.62
201062	05/15/2007	M. Patricia Foster	3,381.81
201063	05/15/2007	CT Commissioner of Revenue Services	504.16
201063	05/15/2007	United States Treasury	3,945.76
201064	05/15/2007	CT Commissioner of Revenue Services	1,512.48
201068	05/15/2007	United States Treasury	6.08
201069	05/15/2007	Arkadin, Inc.	20.26
201070	05/15/2007	Kaster Moving Co. Inc.	82.50
201071	05/15/2007	Mellon Investors Services, LLC	1,822.29
201072	05/15/2007	King and Spalding	47,966.17
201073	05/15/2007	Sidley Austin Brown & Wood	105,143.24

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from April 30, 2007- May 31, 2007
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	3.9

Taxes Owed and Due

Payroll Tax Liability	2.3

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from April 30, 2007- May 31, 2007
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 5/01/07 - 5/31/07
Payments are in gross amts

	Title	Amount	Date	Type

FOSTER, MARY	President & CEO	$5,208.33	5/15/2007	Salary for pay period 5/01 -5/15
		$5,208.33	5/30/2007	Salary for pay period 5/16 -5/31

		$10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from April 30, 2007- May 31, 2007